UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On May 5, 2006, Jackson Rivers Company acquired UTSI International Corporation by issuing 2,200,000 JKRI Series C Convertible Preferred Stock, convertible for approximately .695 shares of UTSI. For accounting purposes, the acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of March 31, 2006.

The following unaudited proforma statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005, assume the acquisition of UTSI International Corporation had occurred on January 1, 2005, and include the historical audited statements of operations for the Registrant for the year ended December 31, 2005 and the historical unaudited financial statements of operations for the Registrant for the three months ended March 31, 2006, adjusted for the pro forma effects of the acquisition.

UTSI's unaudited proforma statement of operations for the year ended December 31, 2005 was calculated by adding the audited statement of operations for the year ended June 30, 2005 to the six months operations ended December 31, 2005 and subtracting the six month operations ended December 31, 2004. The six month operations ended December 31, 2005 were determined by subtracting the operations for the three months from the operations for the nine months ended March 31, 2006. The six month operations ended December 31, 2004 were determined by subtracting the operations for the three months from the operations for the nine months ended March 31, 2005.

The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either period. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's financial statements and related notes thereto contained herein and in Jackson Rivers Inc's 10-KSB/A and 10-QSB filed with the SEC on May 26, 2006, and May 23, 2006, respectively.

The following unaudited pro forma consolidated balance sheet and statements of operations should be read in connection with the "Notes To Pro Forma Consolidated Financial Statements" presented below and the historical financial statements included elsewhere or incorporated by reference.


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

                           The Jackson Rivers Company
                 Unaudited Pro Forma Consolidated Balance Sheet
                                 March 31, 2006


                                                           Jackson Rivers      UTSI          Pro Forma
                                                             Company        Int'l Corp      Adjustments        Pro Forma
                                                          --------------   -------------   --------------    -------------
 Current assets
 Cash and cash equivalents                                    $ 683,695       $ 231,536                         $ 915,231
 Accounts receivable, net                                       360,313         110,889                           471,202
 Inventory                                                       18,333               -                            18,333
 Federal income taxes receivable                                                 29,399                            29,399
 Prepaid expenses and Other Assets                               31,352               -                            31,352
                                                          --------------   -------------   --------------    -------------

 Total current assets                                         1,093,693         371,824                -        1,465,517

 Property and equipment, net                                    192,531          13,562                           206,093
 Software, net                                                   19,700                                            19,700
 Goodwill                                                                                      2,494,320        2,494,320
 Other Assets                                                    28,207                                            28,207
                                                          --------------   -------------   --------------    -------------

 Total assets                                               $ 1,334,131       $ 385,386      $ 2,494,320      $ 4,213,837
                                                          ==============   =============   ==============    =============

 Current liabilities
 Accounts payable and accrued expenses                        $ 490,269       $ 373,244                         $ 863,513
 Note Payable - Short Term                                    1,146,957         270,000                         1,416,957
 Note Payable - Related Parties                                 309,544          51,597                           361,141
 Derivative Liability                                           981,495                                           981,495
 Capital lease ? current portion                                  9,916                                             9,916
                                                          --------------   -------------   --------------    -------------

 Total current liabilities                                    2,938,181         694,841                -        3,633,022

 Capital lease - net of current portion                           2,232               -                             2,232
                                                          --------------   -------------   --------------    -------------

 Total Liabilities                                            2,940,413         694,841                -        3,635,254

 Stockholders' equity
 Preferred stock, par value $.00001 per share, 1,000,000,000 shares authorized


Series A preferred stock,
 par value $.001 per share,
 10,000,000 shares authorized;
 960,000 shares issued and
 outstanding at March 31, 2006
 and December 31, 2005, respectively                                 10                                                10

Series B preferred stock,
 par value $.001 per share,
 10,000,000 shares authorized;
 8,413,607 issued and
 outstanding at March 31, 2006                                    1,000                                             1,000

Series C convertible preferred stock,
 par value $1.00 2,200,000
 shares authorized, issued
 and outstanding as of
 completion of the merger                                                                      2,200,000        2,200,000

Common stock, par value
 $.00001 per share, 990,000,000
 shares authorized, 147,777,624
 and 49,527,624 shares issued and
 outstanding at March 31, 2006                                    1,387                                             1,387

UTSI Common stock, par value
 $.01 per share, 100,000,000 shares
 authorized, 1,357,143 shares
 issued and outstanding at March 31, 2006                                         13,571         (13,571)


 Additional paid-in capital                                     880,710           13,572         (13,572)         880,710

 Accumulated Deficit                                         (2,489,389)       (321,463)         321,463       (2,489,389)

 Comprehensive Income - Translation of                                          (15,135)                          (15,135)
    non-dollar currency financials of Branch
                                                          --------------   -------------   --------------    -------------

 Total stockholders' equity                                  (1,606,282)       (309,455)       2,494,320          578,583
                                                          --------------   -------------   --------------    -------------

 Total liabilities and stockholders' equity                 $ 1,334,131       $ 385,386      $ 2,494,320      $ 4,213,837
                                                          ==============   =============   ==============    =============


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

                           The Jackson Rivers Company
            Unaudited Pro Forma Consolidated Statement of Operations
                        Three Months ended March 31, 2008

                                           Jackson Rivers      UTSI            Pro Forma
                                              Company        Int'l Corp       Adjustments     Pro Forma
                                           --------------  --------------   --------------   --------------
 Revenue                                   $     468,714   $     270,860                     $   $ 739,574
 Cost of Goods Sold                              213,088         138,717                           351,805
                                           --------------  --------------   --------------   --------------
                           Gross Profit          255,626         132,143                -          387,769

 Sales, general and administrative expenses      821,349         344,898                         1,166,247
 Depreciation and amorization                     36,132           2,167                            38,299
                                           --------------  --------------   --------------   --------------
               Total Operating Expenses          857,481         347,065                -        1,204,546

                                           --------------  --------------   --------------   --------------
 Net Operating income(loss)                     (601,855)       (214,922)               -         (816,777)
                                           --------------  --------------   --------------   --------------

 Other income(expenses)
 Loss on derivative liability                   (130,794)                                         (130,794)
 Interest, net                                   (52,016)         (4,353)                          (56,369)
 Other income(expenses)                           37,556            (104)                           37,452
                                           --------------  --------------   --------------   --------------
           Total other income(expenses)         (145,254)         (4,457)               -         (149,711)

                                           --------------  --------------   --------------   --------------
             Net Income(loss) before
              income taxes                       (747,109)       (219,379)               -         (966,488)
                                           --------------  --------------   --------------   --------------

 Income tax expense(benefit)                                      (20,362)                          (20,362)
                                           --------------  --------------   --------------   --------------
                       Net Income(loss)    $     (747,109) $     (199,017)  $            -   $     (946,126)
                                           ==============  ==============   ==============   ==============

 Weighted average number
  of shares, basic and diluted                                                                  118,499,847

 Earnings per share,
  basic and diluted                                                                                 $ (0.01)


                           The Jackson Rivers Company
            Unaudited Pro Forma Consolidated Statement of Operations
                          Year ended December 31, 2005


                                            Jackson Rivers       UTSI          Pro Forma
                                              Company         Int'l Corp        Adjustments     Pro Forma
                                           --------------   --------------   --------------   --------------
 Revenue                                     $ 2,193,685      $ 2,374,403                       $ 4,568,088
 Cost of Goods Sold                            1,026,414          907,377                         1,933,791
                                           --------------   --------------   --------------   --------------
                           Gross Profit        1,167,271        1,467,026                -        2,634,297

 Sales, general and administrative expenses    1,363,490        1,475,370                         2,838,860
 Recapitalization expense                      1,513,727                                          1,513,727
 Depreciation and amorization                    171,019           18,352                           189,371
                                           --------------   --------------   --------------   --------------
               Total Operating Expenses        3,048,236        1,493,722                -        4,541,958
                                           --------------   --------------   --------------   --------------
 Net Operating income(loss)                   (1,880,965)         (26,696)               -       (1,907,661)
                                           --------------   --------------   --------------   --------------

 Other income(expenses)
 Interest, net                                   (30,365)         (25,050)                          (55,415)
 Other income(expenses)                            2,131             (149)                            1,982
                                           --------------   --------------   --------------   --------------
           Total other income(expenses)          (28,234)         (25,199)               -          (53,433)
                                           --------------   --------------   --------------   --------------
            Net Income(loss)before taxes      (1,909,199)         (51,895)               -       (1,961,094)
                                           --------------   --------------   --------------   --------------

 Income tax expense(benefit)                    (158,817)          (4,817)                         (163,634)
                                           --------------   --------------   --------------   --------------
            Net Income(loss)               $  (1,750,382)   $     (47,078)   $           -    $  (1,797,460)
                                           ==============   ==============   ==============   ==============

 Weighted average number of shares, basic and diluted                                             3,278,100

 Earnings per share, basic and diluted                                                              $ (0.55)

The pro forma adjustments are as follows:
(1) To reflect the fair value of the assets acquired.
(2) To reflect the increase in goodwill related to the acquisition of UTSI (3) To reflect the purchase price paid for the acquisition of UTSI. (4) To eliminate historical stockholders' equity in UTSI.


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